              Prospectus

              MMA   Praxis
              Mutual   Funds
              GROWTH FUND
              INTERMEDIATE INCOME FUND
              INTERNATIONAL FUND

              MAY 3, 1999

              LOGO

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         MMA PRAXIS MUTUAL FUNDS            TABLE OF CONTENTS

                                         RISK/RETURN SUMMARY AND FUND EXPENSES

                                 LOGO
                                 LOGO
Carefully review this                      3  Growth Fund
important section which                    7  Intermediate Income Fund
summarizes each Fund's                    11  International Fund
investments, risks, past
performance and fees

                                         INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                                         STRATEGIES, AND RELATED RISKS

                                 LOGO
                                 LOGO
Review this section                       16  Criteria for Socially Responsible Investing
for details on each                       19  Growth Fund
Fund's investment                         20  Intermediate Income Fund
strategies and risks                      22  International Fund
                                          23  Investment Risks

                                         SHAREHOLDER INFORMATION

                                 LOGO
                                 LOGO
Review this section                       25  Pricing of Fund Shares
for details on how                        26  Purchasing and Adding to Your Shares
shares are valued,                        30  Selling Your Shares
how to purchase, sell                     34  Distribution Arrangements/Sales Charges
and exchange shares,                      40  Exchanging Your Shares
related charges and                       41  MMA Praxis Individual Retirement Account
payments of dividends                     41  ("IRA")
and distributions.                            Savings Incentive Match Plans for Employees
                                          41  (Simple IRA Plans)
                                          41  403(b)(7) Defined Contribution Plan
                                          42  Directed Dividends
                                              Automatic Voluntary Charitable Contributions
                                          43  to the Mennonite Foundation
                                          43  Charitable Gift Option
                                              Dividends, Distributions and Taxes

                                         FUND MANAGEMENT

                                 LOGO
                                 LOGO
Review this section                       44  The Investment Adviser
for details on the                        45  Portfolio Managers
people and organizations                  46  The Distributor and Administrator
who oversee the Funds.                    46  Capital Structure

                                         FINANCIAL HIGHLIGHTS

                                 LOGO
                                 LOGO
Review this section                       47  Introduction
for details on selected                   48  Growth Fund
financial highlights of                   49  Intermediate Income Fund
the Funds.                                50  International Fund

                                         BACK COVER

                                 LOGO
                                 LOGO
                                          --  Where to learn more about the Funds.

               RISK/RETURN SUMMARY AND FUND EXPENSES                 GROWTH FUND
   LOGO
   LOGO

A

                               RISK/RETURN SUMMARY OF THE MMA PRAXIS GROWTH FUND

    INVESTMENT OBJECTIVES             The Growth Fund seeks capital appreciation. To a
                                      lesser extent, it seeks current income.

    PRINCIPAL INVESTMENT              The Fund invests primarily in undervalued securities
    STRATEGIES                        of medium to large capitalization companies (those
                                      companies whose total market value is more than $200
                                      million) which provide products and services that are
                                      consistent with the Fund's socially responsible
                                      criteria. The Adviser will use measures such as
                                      price-to-book ratio, price-to-earnings ratio,
                                      price-to-sales ratio and dividend yield to determine
                                      an acceptable purchase value. The Adviser will also
                                      analyze current trends of sales, earnings and profit
                                      margin as factors in the purchase decision. As an
                                      additional criteria, the Adviser will consider
                                      whether a security is dividend-paying in order to
                                      realize income.

                           SOCIALLY RESPONSIBLE INVESTING

               The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also performance on social issues:

                            - Peace

                            - Justice

                            - Stewardship and Health

                            - Responsible Management


    PRINCIPAL INVESTMENT RISKS        Because the value of the Fund's investments will
                                      fluctuate with market conditions, so will the value
                                      of your investment in the Fund. You could lose money
                                      on your investment in the Fund, or the Fund could
                                      underperform other investments. Some of the Fund's
                                      holdings may underperform its other holdings.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Investing for a long-term goal such as retirement
                                      (five year investment horizon)
                                      - Looking to add a growth component to your portfolio
                                      - Willing to accept higher risks of investing in the
                                      stock market in exchange for potentially higher long
                                        term returns

                                      This Fund will not be appropriate for anyone:
                                      - Seeking monthly income
                                      - Pursuing a short-term goal or investing emergency
                                        reserves
                                      - Seeking safety of principal

   RISK/RETURN SUMMARY AND FUND EXPENSES                             GROWTH FUND


                                          PERFORMANCE BAR CHART AND TABLE(1)
                                       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31(2)
   The chart and table on this
   page provide some indication of
   the risks of investing in the
   Growth Fund by showing how the
   Class B Shares of the Fund have
   performed and how their
   performance has varied from
   year to year. The bar chart
   shows changes in the Fund's
   yearly performance during the
   four full fiscal years since
   its inception on January 4,
   1994 to demonstrate that the
   Fund's value varied at
   differing times. The table
   below it compares the Fund's
   performance over time to that
   of its primary benchmark, the
   S&P 500(R) Index(3) and to that
   of the Domini 400 Social
   Index(4).

   Past performance does not
   indicate how the Fund will
   perform in the future.

'1995'                                                                           33.32
------                                                                           -----
'1996'                                                                           15.87
'1997'                                                                           29.15
'1998'                                                                            5.96

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                       Best quarter:   Q4  1998     17.26%
                                       Worst quarter:  Q3  1998    -14.38%

                                       AVERAGE ANNUAL TOTAL RETURNS
                                       (for the periods ending December 31,
                                       1998)(2)

                                                     FUND          PAST      SINCE
                                                   INCEPTION       YEAR    INCEPTION
                                               -------------------------------------
     GROWTH FUND -- CLASS B SHARES
     (WITH APPLICABLE CDSC)                    January 4, 1994      2.07%    16.15%
                                               -------------------------------------
     S&P 500(R) INDEX(3)                       January 4, 1994     28.58%    24.10%
                                               -------------------------------------
     DOMINI 400 SOCIAL INDEX(4)                January 4, 1994     34.53%    26.08%
    --------------------------------------------------------------------------------

   The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

   (1) Performance depicted is for the Class B Shares only. Class A Shares were not offered prior to May 3, 1999.

   (2) Both charts assume reinvestment of dividends and distributions.

   (3) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

   (4) The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple, broad-based social screens and is intended to be generally representative of the socially responsible investment market.

   RISK/RETURN SUMMARY AND FUND EXPENSES                             GROWTH FUND


                                                 FEES AND EXPENSES

                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM              A       B
                                          YOUR INVESTMENT)                 SHARES   SHARES

                                          Maximum sales charge (load)
                                          imposed on purchases              5.25%(1)  None
                                          Maximum deferred sales
                                          charge (load)                     None     4.00%(2)

                                          ANNUAL FUND
                                          OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED          A         B
                                          FROM FUND ASSETS)                SHARES   SHARES

                                          Management fees                   0.74%    0.74%
                                          Distribution and service
                                          (12b-1) fees(3)                   0.50%    1.00%
                                          Other expenses                    0.79%    0.79%
                                          Total Annual Fund Operating
                                          Expenses(4)                       2.03%    2.53%

   This table describes the
   fees and expenses that you
   may pay if you buy and hold
   shares of the Growth Fund.


   (1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

   (2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows:
       4%, 4%, 3%, 2%, 1%.

   (3) The Distributor is currently limiting the Distribution and Service fees paid by the Fund for the current fiscal year to 0.30% and 0.85% for Class A Shares and Class B Shares, respectively. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

   (4) The Adviser is also currently limiting the Total Annual Fund Operating Expenses for the Fund to 1.20% and 1.75% for Class A Shares and Class B Shares, respectively. The Adviser may revise or cancel this expense limitation at any time and will notify you of any material change.

   RISK/RETURN SUMMARY AND FUND EXPENSES                             GROWTH FUND

A

                                                    EXAMPLE

   Use this table to compare
   fees and expenses with those
   of other funds. It
   illustrates the amount of
   fees and expenses you would
   pay, assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses;
       please note that the
       Example assumes the
       gross Total Annual Fund
       Operating Expenses on
       the previous page.

   Because this example is
   hypothetical and for
   comparison purposes only,
   your actual costs will be
   different.

                                                                    1        3        5       10
                                          GROWTH FUND            YEAR    YEARS    YEARS    YEARS
                                          CLASS A SHARES         $720   $1,128   $1,561   $2,760
                                          CLASS B SHARES
                                            Assuming Redemption  $656   $1,088   $1,445   $2,866
                                            Assuming no
                                               Redemption        $256   $  788   $1,345   $2,866

                                                                    INTERMEDIATE
               RISK/RETURN SUMMARY AND FUND EXPENSES                 INCOME FUND
   LOGO
   LOGO


                               RISK/RETURN SUMMARY OF THE MMA PRAXIS
                               INTERMEDIATE INCOME FUND

    INVESTMENT OBJECTIVES             The Intermediate Income Fund seeks current income. To
                                      a lesser extent, it seeks capital appreciation.

    PRINCIPAL                         The Fund invests primarily in fixed income securities
    INVESTMENT STRATEGIES             of all types, consistent with the Fund's social
                                      responsibility criteria. The fixed income securities
                                      in which the Fund will primarily invest include
                                      corporate bonds and notes, U.S. Government agency
                                      obligations, mortgage-backed securities backed by
                                      U.S. government agencies and other mortgage-backed
                                      and asset-backed securities. The Adviser will
                                      consider purchasing fixed income securities that a)
                                      have greater yield b) offer better liquidity features
                                      and c) have better call protection features than
                                      other securities with comparable credit quality. The
                                      Adviser typically uses a buy and hold strategy for
                                      this diversified investment portfolio. The Adviser
                                      will carefully consider selling a security that no
                                      longer meets the Fund's socially responsible criteria
                                      or that experiences a significant deterioration of
                                      credit quality.

                           SOCIALLY RESPONSIBLE INVESTING

               The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also performance on social issues:
                            - Peace
                            - Justice
                            - Stewardship and Health
                            - Responsible Management


    PRINCIPAL INVESTMENT RISKS        Because the value of the Fund's investments will
                                      fluctuate with market conditions and interest rates,
                                      so will the value of your investment in the Fund. You
                                      could lose money on your investment in the Fund, or
                                      the Fund could underperform other investments. Some
                                      of the Fund's holdings may underperform its other
                                      holdings. The Fund is also subject to: (1) credit
                                      risk, or the chance that the Fund could lose money if
                                      the issuer of a security is unable to repay interest
                                      and/or principal in a timely manner or at all; and
                                      (2) interest rate risk, or the chance that the value
                                      of the fixed income securities the Fund holds will
                                      decline due to rising interest rates.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Looking to add a monthly income component to your
                                        portfolio
                                      - Seeking higher potential returns than provided by
                                      money market funds
                                      - Willing to accept the risks of price and
                                           dividend fluctuations

                                      This Fund will not be appropriate for anyone:
                                      - Investing emergency reserves
                                      - Seeking safety of principal

                                                                    INTERMEDIATE
   RISK/RETURN SUMMARY AND FUND EXPENSES                             INCOME FUND


                                          PERFORMANCE BAR CHART AND TABLE(1)
                                       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31(2)
   The chart and table on this
   page provide some indication of
   the risks of investing in the
   Intermediate Income Fund by
   showing how the Class B Shares
   of the Fund have performed and
   how their performance has
   varied from year to year. The
   bar chart shows changes in the
   Fund's yearly performance
   during the four full fiscal
   years since its inception on
   January 4, 1994 to demonstrate
   that the Fund has gained and
   lost value at differing times.
   The table below it compares the
   Fund's performance over time to
   that of its primary benchmark,
   the Lehman Brothers Aggregate
   Bond Index.(3)

   Past performance does not
   indicate how the Fund will
   perform in the future.

'1995'                                                                           17.47
------                                                                           -----
'1996'                                                                           2.22
'1997'                                                                            7.6
'1998'                                                                           7.29

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                       Best quarter:   Q2  1995     6.29%
                                       Worst quarter:  Q1  1996    -1.89%

                                       AVERAGE ANNUAL TOTAL RETURNS
                                       (for the periods ending December 31,
                                       1998)

                                                            FUND          PAST     SINCE
                                                         INCEPTION        YEAR   INCEPTION
                                                     -------------------------------------
     INTERMEDIATE INCOME FUND -- CLASS B SHARES
     (WITH APPLICABLE CDSC)                          January 4, 1994      3.29%    5.72%
                                                     -------------------------------------
     LEHMAN AGGREGATE BOND INDEX(2)                  January 4, 1994      8.69%    7.27%
    --------------------------------------------------------------------------------------

   The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

   (1) Performance depicted is for the Class B Shares only. Class A Shares were not offered prior to May 3, 1999.

   (2) Both charts assume reinvest of dividends and distributions.

   (3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

                                                                    INTERMEDIATE
   RISK/RETURN SUMMARY AND FUND EXPENSES                             INCOME FUND


                                               FEES AND EXPENSES

                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR         A       B
                                          INVESTMENT)                      SHARES   SHARES

                                          Maximum sales charge (load)
                                          imposed on purchases              3.75%(1)  None
                                          Maximum deferred sales charge
                                          (load)                            None     4.00%(2)

                                          ANNUAL FUND
                                          OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED          A         B
                                          FROM FUND ASSETS)                SHARES   SHARES

                                          Management fees                   0.50%    0.50%
                                          Distribution and Service
                                          (12b-1) fees(3)                   0.50%    1.00%
                                          Other expenses                    0.87%    0.87%
                                          Total Annual Fund Operating
                                          Expenses(4)                       1.87%    2.37%

   This table describes the
   fees and expenses that you
   may pay if you buy and hold
   shares of the Intermediate
   Income Fund.

   (1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

   (2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC Shares declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

   (3) The Distributor is currently limiting the Distribution and Service fees paid by the Fund for the current fiscal year to 0.30% and 0.65% for Class A Shares and Class B Shares, respectively. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

   (4) The Adviser is also currently limiting the Total Annual Fund Operating Expenses for the Fund to 0.85% and 1.20% for Class A Shares and Class B Shares, respectively. The Adviser may revise or cancel this expense limitation at any time and will notify you of any material change.

                                                                    INTERMEDIATE
   RISK/RETURN SUMMARY AND FUND EXPENSES                             INCOME FUND

A

                                                    EXAMPLE

   Use this table to compare
   fees and expenses with those
   of other funds. It
   illustrates the amount of
   fees and expenses you would
   pay, assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses;
       please note that the
       Example assumes the
       gross Total Annual Fund
       Operating Expenses on
       the previous page.

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                          INTERMEDIATE INCOME       1        3        5       10
                                          FUND                   YEAR    YEARS    YEARS    YEARS
                                          CLASS A SHARES         $558   $  941   $1,348   $2,483
                                          CLASS B SHARES
                                            Assuming Redemption  $640   $1,039   $1,365   $2,706
                                            Assuming no
                                               Redemption        $240   $  739   $1,265   $2,706

                                                                   INTERNATIONAL
               RISK/RETURN SUMMARY AND FUND EXPENSES                        FUND
   LOGO
   LOGO


                               RISK/RETURN SUMMARY OF THE MMA PRAXIS
                               INTERNATIONAL FUND

    INVESTMENT OBJECTIVES             The International Fund seeks capital appreciation. To
                                      a lesser extent, it seeks current income.

    PRINCIPAL INVESTMENT              The Fund invests primarily in equity securities of
    STRATEGIES                        foreign companies which mean companies organized
                                      under the laws of, headquartered in, or whose common
                                      equity securities are principally traded in countries
                                      outside the United States. The Fund's Sub-Adviser
                                      selects securities for purchase by pairing a top-down
                                      approach for country allocation and a bottom-up
                                      approach for stock selection. The Sub-Adviser
                                      allocates among countries by analyzing certain key
                                      macroeconomic criteria, including interest rates,
                                      valuation levels, corporate profits and the level of
                                      supply and demand for equity securities. From this
                                      analysis, the Sub-Adviser determines what markets
                                      (countries) they believe offer favorable operating
                                      environments. The Fund selects stocks that the
                                      Sub-Adviser believes to have unanticipated earnings
                                      growth potential at attractive valuations. The
                                      Sub-Adviser applies the appropriate socially
                                      responsible criteria to certain stocks that meet the
                                      requirements above to select potential investments
                                      for the Fund. As an additional criteria, the
                                      Sub-Adviser will consider whether a security is
                                      dividend-paying in order to realize income.

                           SOCIALLY RESPONSIBLE INVESTING

               The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also performance on social issues:

                            - Peace

                            - Justice

                            - Stewardship and Health

                            - Responsible Management


    PRINCIPAL INVESTMENT RISKS        Because the value of the Fund's investments will
                                      fluctuate with market conditions, so will the value
                                      of your investment in the Fund. You could lose money
                                      on your investment in the Fund, or the Fund could
                                      underperform other investments. Some of the Fund's
                                      holdings may underperform its other holdings. Because
                                      the Fund invests primarily in foreign securities, it
                                      is subject to the additional risks presented by
                                      foreign investments such as changes in currency
                                      exchange rates, a lack of adequate company
                                      information and political instability.

                                                                   INTERNATIONAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                                    FUND


   RISK/RETURN SUMMARY OF THE MMA PRAXIS
   INTERNATIONAL FUND
   CONTINUED


    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Investing for a long-term goal such as retirement
                                      (five year investment horizon)
                                      - Looking to add a growth component to your portfolio
                                      - Looking to add foreign investment holdings to your
                                        portfolio

                                      This Fund will not be appropriate for anyone:
                                      - Investing for monthly income
                                      - Pursuing a short-term goal or investing emergency
                                        reserves
                                      - Seeking safety of principal
                                      - Seeking a stable share price

                                                                   INTERNATIONAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                                    FUND


                                          PERFORMANCE BAR CHART AND TABLE(1)
                                              TOTAL RETURN AS OF 12/31(2)
   The chart and table on this
   page provide some indication of
   the risks of investing in the
   International Fund by showing
   how the Class B Shares of the
   Fund have performed since its
   inception on April 1, 1997. The
   table below it compares the
   Fund's performance over time to
   that of its primary benchmark,
   the Morgan Stanley Capital
   International -- Europe,
   Australia and Far East
   Index.(3)

   Past performance does not
   indicate how the Fund will
   perform in the future.

'1998'                                                                           23.98
------                                                                           -----

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                       Best quarter:   Q1  1998    16.38%
                                       Worst quarter:  Q3  1998    -13.04%

                                       AVERAGE ANNUAL TOTAL RETURNS
                                       (for the periods ending December 31,
                                       1998)(2)

                                                   FUND         PAST        SINCE
                                                 INCEPTION      YEAR      INCEPTION
                                              ---------------------------------------
    INTERNATIONAL FUND -- CLASS B SHARES
    (WITH APPLICABLE CDSC)                    April 1, 1997     19.98%      15.10%
                                              ---------------------------------------
    MORGAN STANLEY CAPITAL INTERNATIONAL
    EUROPE, AUSTRALIA AND FAR EAST INDEX(3)   April 1, 1997     20.00%      13.12%
   ----------------------------------------------------------------------------------

   The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

   (1) Performance depicted is for the Class B Shares only. Class A Shares were not offered prior to May 3, 1999.

   (2) Both charts assume reinvest of dividends and distributions.

   (3) The Morgan Stanley Capital International -- Europe, Australia and Far East Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                                                                   INTERNATIONAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                                    FUND


                                                 FEES AND EXPENSES

                                          SHAREHOLDER EXPENSES
                                          (FEES PAID DIRECTLY FROM YOUR          A       B
                                          INVESTMENT)                       SHARES   SHARES

                                          Maximum sales charge (load)
                                          imposed on purchases               5.25%(1)  None
                                          Maximum deferred sales charge
                                          (load)                             None     4.00%(2)

                                          ANNUAL FUND
                                          OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED           A         B
                                          FROM FUND ASSETS)                 SHARES   SHARES

                                          Management fees                    0.90%    0.90%
                                          Distribution and Service
                                          (12b-1) fees(3)                    0.50%    1.00%
                                          Other expenses                     1.29%    1.29%
                                          Total Annual Fund
                                          Operating Expenses(4)              2.69%    3.19%

   This table describes the
   fees and expenses that you
   may pay if you buy and hold
   shares of the International
   Fund.


   (1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

   (2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows:
       4%, 4%, 3%, 2%, 1%.

   (3) The Distributor is currently limiting the Distribution and Service fees paid by the Fund for the current fiscal year to 0.30% and 0.85% for Class A Shares and Class B Shares, respectively. The Distributor may revise or cancel this expense limitation at any time and will notify you of any material change.

   (4) The Adviser is also currently limiting the Total Annual Fund Operating Expenses for the Fund to 1.45% and 2.00% for Class A Shares and Class B Shares, respectively. The Adviser may revise or cancel this expense limitation at any time and will notify you of any material change.

                                                                   INTERNATIONAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                                    FUND

A

                                                    EXAMPLE

   Use this table to compare
   fees and expenses with those
   of other funds. It
   illustrates the amount of
   fees and expenses you would
   pay, assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses;
       please note that the
       Example assumes the
       gross Total Annual Fund
       Operating Expenses on
       the previous page.

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.


                                                                    1        3        5       10
                                          INTERNATIONAL FUND     YEAR    YEARS    YEARS    YEARS
                                          CLASS A SHARES         $783   $1,316   $1,875   $3,388
                                          CLASS B SHARES
                                            Assuming Redemption  $722   $1,283   $1,769   $3,494
                                            Assuming no
                                               Redemption        $322   $  983   $1,669   $3,494

               INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
   logo
   logo


   CRITERIA FOR SOCIALLY RESPONSIBLE INVESTING

   Although Praxis is a word more commonly used in theological circles than in the context of mutual funds and finance, MMA Capital Management (the "Adviser") believes that it captures the essence of the MMA Praxis Mutual Fund's (the "Company's") investment philosophy. Praxis refers to a way of joining belief and action. It holds that faith detached from works is merely escapism.

   The goal of the Company is to join beliefs with deeds, using the tools of socially responsible investing. The Company is governed by a policy that applies social and financial screens to investment decisions. It is the Company's philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are in harmony with ethical beliefs. Accordingly, the Adviser will actively seek ways to promote human well-being, peace, and justice through its investment decisions.

   When considering an investment, the Adviser analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company's performance on social issues. That is based on the tenet that social investing is good business. By utilizing social investing screens, the Company can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and the shareholders.

   Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environmental, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, the International Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Fund's social screens. Nevertheless, it is the goal of the Adviser (the term Adviser includes Oechsle International Advisors, LLC (the "Sub-Adviser") where appropriate in the context) to avoid investment in such companies domestically, and international and foreign investments will be screened to attempt to assure that the Fund's investments are socially responsible based upon the Company's principles. When the Company becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with the Company's principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Company is not under any strict time schedule to make a decision to sell such investments.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS


   CRITERIA FOR SOCIALLY RESPONSIBLE INVESTING
   CONTINUED

   Among the Company's principles are the following:

   1. Peace. Peace is a major concern. The manufacture and support of military armaments are not consistent with the Company's values. Thus, the Adviser restricts investments in major military contractors and in arms production by avoiding investments in:

     - companies on the most recent list of the United States Department of Defense's 50 largest contractors;

     - United States companies with 5 percent or more of their gross sales in defense contracts;

     - United States Treasury Bills, Notes and Bonds since a portion of the proceeds from such securities are used to finance military expenditures; and

     - foreign companies for which the ratio of military equipment sales to gross revenues is 5% or greater.

   2. Justice. In all investments in United States based companies, the Adviser seeks appropriate means to advocate justice and/or focus on investments which support and enhance the quality of human life. In this connection the Adviser will seek to invest in those companies whose products provide for basic human needs such as food, clothing and housing. In addition to considering the product produced, the Adviser will seek to advocate justice by investing in companies that provide for equal employment opportunities, that have positive community relationships, and that strive to create wholesome work environments for their employees.

   3. Stewardship and Health. Some businesses are involved with products that are not consistent with stewardship and health. The Adviser will avoid investments in companies that manufacture alcoholic beverages or tobacco and companies involved in the manufacture or direct operation of gambling equipment or facilities. The Adviser favors companies that provide products or services that promote a better quality of life such as health care, housing, food, and education.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS


   CRITERIA FOR SOCIALLY RESPONSIBLE INVESTING
   CONTINUED

   4. Responsible Management. The conduct of business is the responsibility of a company's management. As a matter of general policy, the Funds favor companies with positive job training programs, effective equal employment opportunities, and positive environmental records. The Adviser avoids investments in companies that are proven to be involved in or are consistently unconcerned about practices that are significantly detrimental to the natural environment. As noted above, varying disclosure and legal standards in other countries make it more difficult to effectively apply this policy abroad than in the United States. The International Fund may unintentionally make investments in foreign companies that do not adhere to the same standards as United States domiciled companies. However, the International Fund will attempt to give preference to companies for which there is a basis for concluding that management has not engaged in significantly harmful employment, environmental or social practices. The International Fund will also avoid those companies significantly involved in activities known to the Adviser to be socially or environmentally harmful.

   Consistent with the foregoing investment criteria for socially responsible investing, the Board of Trustees of the Company has authorized the Funds to make certain types of community development investments. These consist of investments in local community oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being through the use of targeted investments.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

A

                             MMA PRAXIS GROWTH FUND

   TICKER SYMBOL:  CLASS A NONE                     CLASS B MMPGX

   INVESTMENT OBJECTIVES

   The primary investment objective of the Growth Fund is to seek capital appreciation with current income being a secondary investment objective.

   POLICIES AND STRATEGIES

   Through value-oriented investing, the Fund invests primarily in undervalued securities of medium to large capitalization companies (i.e., those companies having greater than $200 million in assets) which, in the Adviser's view, provide products and services that are consistent with the Company's socially responsible criteria.

   Consistent with the Growth Fund's investment objective, the Fund:

     - invests substantially all, but in no event less than 65%, of the value of its total assets in equity securities

     - invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

     - may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (excluding U.S. Treasury instruments)

     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may invest in convertible securities which are securities which are convertible into or exchangeable for common stock

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may invest in other investment companies

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS


                      MMA PRAXIS INTERMEDIATE INCOME FUND

   TICKER SYMBOL:  CLASS A NONE                     CLASS B MMPIX

   INVESTMENT OBJECTIVES

   The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective.

   POLICIES AND STRATEGIES

   Under normal market conditions the Fund will invest substantially all, but in no event less than 65%, of the value of its total assets in fixed income securities of all types, consistent with the Company's socially responsible criteria. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years.

   Consistent with the Intermediate Income Fund's investment objectives, the
   Fund:

     - invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government

     - may invest up to 10% of its assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs"). Except for the 10% of its assets noted above, the Fund will invest in corporate debt securities only if they are rated within the four highest rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS


   MMA PRAXIS INTERMEDIATE INCOME FUND
   CONTINUED

     - may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date but payment and delivery are scheduled for a future date beyond the standard settlement period

     - may invest in other investment companies

   In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS


                         MMA PRAXIS INTERNATIONAL FUND

   TICKER SYMBOL:  CLASS A NONE                     CLASS B MMPNX

   INVESTMENT OBJECTIVES

   The primary investment objective of the International Fund is to seek capital appreciation with current income as a secondary objective.

   POLICIES AND STRATEGIES

   The Fund invests at least 65% of the value of its total assets in equity securities of foreign companies which means companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund will normally invest in at least 8 different countries outside the United States. The Fund's Sub-Adviser attempts to identify opportunities for return based on a strategy that seeks out securities markets that it believes are undervalued and then overweighting those markets while controlling risk through country and issuer diversification.

   Consistent with the International Fund's investment objective, the Fund:

     - invests in common stocks of foreign issuers

     - invests in sponsored and unsponsored depository receipts

     - invests in options, warrants and other securities convertible into common stocks

     - may invest up to 35% of its total assets in investment grade fixed-income instruments

     - may purchase and sell foreign currencies on a spot or forward basis

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may engage in options transactions

     - may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes

     - may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date but payment and delivery are scheduled for a future date beyond the standard settlement period

     - may invest in other investment companies

   In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS


   INVESTMENT RISKS -- RISK FACTORS: ALL FUNDS

   An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

   Generally, the Funds will be subject to the following risks:

     - Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

     - Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds' fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

     - Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

     - Year 2000 Risk: Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser, the Sub-Adviser and the Funds' other service providers do not properly process and calculate date related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

       The Funds have been advised that the Adviser and the Fund's other service providers (i.e., Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent, Custodian, Sub-Custodian, Auditors and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as taking inventory of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Fund's Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

   INVESTMENT RISKS -- RISK FACTORS: ALL FUNDS
   CONTINUED

           In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur.

           While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and the Funds' service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

   INVESTMENT RISKS -- SPECIFIC RISK FACTORS: THE INTERNATIONAL FUND -- FOREIGN SECURITIES

   The Funds, and in particular the International Fund, may invest in foreign securities which involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

   The International Fund may invest up to 20% of its assets in countries with less developed securities markets. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

   Please see the Statement of Additional Information for more information about these investment policies.

                    SHAREHOLDER INFORMATION
   logo
   logo


   PRICING OF FUND SHARES

   ------------------------------
   HOW NAV IS CALCULATED

   The NAV is calculated by
   adding the total value of a
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:
               NAV =
     Total Assets - Liabilities

   ------------------------------
          Number of Shares
            Outstanding
   ------------------------------

   1. NAV is calculated
      separately for Class A
      Shares and Class B Shares.

   2. You can find each Fund's
      NAV daily in The Wall
      Street Journal and other
      newspapers.
                                          Per share net asset value (NAV) for
                                          each Fund is determined and its shares
                                          are priced at the close of regular
                                          trading on the New York Stock
                                          Exchange, normally at 4:00 p.m.
                                          Eastern time on days the Exchange is
                                          open.

                                          Your order for purchase, sale or
                                          exchange of shares is priced at the
                                          next determined offering price, which
                                          is NAV plus any applicable sales
                                          charge as noted in the section on
                                          "Distribution Arrangements/Sales
                                          Charges", calculated after your order
                                          is accepted by the Fund.

                                          Each Fund's securities are generally
                                          valued at current market prices. If
                                          market quotations are not available,
                                          prices will be based on fair value as
                                          determined by a method approved by the
                                          Funds' Trustees.

                                          BUSINESS DAYS DEFINED

                                          A business day for the Funds is
                                          generally a day that the New York
                                          Stock Exchange is open for business.
                                          The Exchange and the Funds will not
                                          open in observance of the following
                                          holidays: New Year's Day, Martin
                                          Luther King, Jr. Day, Presidents' Day,
                                          Good Friday, Memorial Day,
                                          Independence Day, Labor Day, Columbus
                                          Day, Veteran's Day, Thanksgiving and
                                          Christmas Day.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES

   You may purchase the Funds
   through the Distributor or
   through investment
   representatives, who may charge
   additional fees and may require
   higher minimum investments or
   impose other limitations on
   buying and selling shares. If you
   purchase shares through an
   investment representative, that
   party is responsible for
   transmitting orders by close of
   business and may have an earlier
   cut-off time for purchase and
   sale requests. Consult your
   investment representative for
   specific information.

   All purchases must be in U.S.
   dollars. A fee will be charged
   for any checks that do not clear.
   The Fund reserves the right to
   reject third-party checks.

   A Fund may waive its minimum
   purchase requirement and the
   Distributor may reject a purchase
   order if it considers it in the
   best interest of the Fund and its
   shareholders.

                                                                                 MINIMUM      MINIMUM
                                                                                 INITIAL     SUBSEQUENT
                                                           ACCOUNT TYPE         INVESTMENT   INVESTMENT
                                                   CLASS A AND CLASS B
                                                   Regular (non-retirement)        $500         $50
                                                   ----------------------------------------------------
                                                   Retirement                      $500         $50
                                                   ----------------------------------------------------
                                                   Automatic Investment Plan       $ 50         $50

    AVOID 31% TAX WITHHOLDING

    The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "MMA Praxis Mutual Funds"

   3. Mail to: MMA Praxis Mutual Funds, P.O. Box 182446,
     Columbus, OH 43218-2446

   Subsequent Investment:

   1. Use the investment slip attached to your account statement.
     Or, if unavailable,

   2. Include the following information on a piece of paper:
      - Fund name and Class A or Class B
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: MMA Praxis Mutual Funds,
     P.O. Box 182446,
     Columbus, OH 43218-2446

   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.

   4. Send to: MMA Praxis Mutual Funds
      c/o BISYS Fund Services,
      Attn: T.A. Operations, 3435 Stelzer Road,
      Columbus, OH 43219.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-9-PRAXIS to arrange a transfer from your bank account.

   BY WIRE TRANSFER
   Note: Your bank may charge a wire transfer fee.

   For initial investment:

   Please call 1-800-9-PRAXIS for a
   confirmation
   number and instructions for returning your completed application.

   For initial and subsequent investments:
   Instruct your bank to wire transfer your investment to:
   Huntington National Bank
   Routing Number: ABA #044000024
   DDA#01899607545
   Include:
            Your name
            Your confirmation number

                                                  ELECTRONIC VS. WIRE TRANSFER

                                                  Wire transfers allow
                                                  financial institutions to
                                                  send funds to each other,
                                                  almost instantaneously. With
                                                  an electronic purchase or
                                                  sale, the transaction is made
                                                  through the Automated
                                                  Clearing House (ACH) and may
                                                  take up to eight days to
                                                  clear. There is generally no
                                                  fee for ACH transactions.

   After instructing your bank to wire the funds, call 1-800-9-PRAXIS to advise us of the amount being transferred and the name of your bank.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   AUTOMATIC INVESTMENT PLAN

   You can make automatic investments in the Funds and the MMA Praxis Money Market Fund (which is offered through a separate prospectus) from your bank account. Automatic investments can be as little as $50, once you've invested the minimum required to open the account.

   To invest regularly from your bank account:

     J Complete the Automatic Investment Plan portion on your Account
       Application.
       Make sure you note:

       J Your bank name, address and account number

       J The amount you wish to invest automatically (minimum $50)

       J How often you want to invest (every month, twice a month or 4 times a year).

     J Attach a voided personal check.
   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares, because Class A shares have lower distribution expenses. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.
   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES

   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   by the Fund, its transfer
   agent, or your investment
   representative. Your proceeds
   will be reduced by any
   applicable CDSC. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares" below.
                                          WITHDRAWING MONEY FROM YOUR FUND
                                          INVESTMENT

                                          As a mutual fund shareholder, you are
                                          technically selling shares when you
                                          request a withdrawal in cash. This is
                                          also known as redeeming shares or a
                                          redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE

   When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

   INSTRUCTIONS FOR SELLING SHARES

   BY TELEPHONE (unless you have declined telephone sales privileges)

     1. Call 1-800-9-PRAXIS with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

   BY MAIL

     1. Call 1-800-9-PRAXIS to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH
        43218-2446

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   BY OVERNIGHT SERVICE

   See instruction 1 above.

     2. Send to: MMA Praxis Mutual Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   WIRE TRANSFER

   You must indicate this option on your application.

   Call 1-800-9-PRAXIS to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   The Fund may charge a wire transfer fee.

   Note: Your financial institution may also charge a separate fee.

   AUTOMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account monthly, quarterly or annually. The minimum withdrawal is $50. To activate this feature:
     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-9-PRAXIS.
     - Include a voided personal check.
     - Your account must have a value of $10,000 or more to start withdrawals.
     - If the value of your account falls below $500 due to your withdrawals, you may be asked to add sufficient funds to bring the account back to $500 within 60 days, or the Fund may close your account and mail the proceeds to you.

   No CDSC will be assessed on redemptions made in accordance with this feature that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly and quarterly redemptions will not be subject to a CDSC if they do not exceed 1% or 3%, respectively, of an account's net asset value on the redemption date. Any redemptions in accordance with this feature in excess of this limit are still subject to the applicable CDSC.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following.
     - Redemptions over $10,000
     - Your account registration or the name(s) in your account has changed within the last 15 days
     - The check is not being mailed to the address on your account
     - The check is not being made payable to the owner of the account
     - The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, credit union, clearing agency, or savings association.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   DELAYED REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission ("SEC") in order to protect remaining shareholders.

   REDEMPTION IN KIND

   The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares, net of any CDSC. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your Fund account falls below $500 due to your redemptions, a Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in the Funds and ways to qualify for reduced sales charges.

                                     CLASS A                      CLASS B
     Sales Charge (Load)             Front-end sales charge;      No front-end sales charge.
                                     reduced sales charges        A contingent deferred
                                     available.(1)                sales charge (CDSC) may be
                                                                  imposed on shares redeemed
                                                                  within six years after
                                                                  purchase. Maximum
                                                                  investment is $250,000.
     Distribution and Service        Subject to annual            Subject to annual
     (12b-1) Fee                     distribution and             distribution and
                                     shareholder servicing fees   shareholder servicing fees
                                     of up to 0.50% of each       of up to 1.00% of each
                                     Fund's total assets.         Fund's assets.
     Fund Expenses                   Lower annual expenses than   Higher annual expenses
                                     Class B Shares.              than Class A Shares.

   (1) You may incur a contingent deferred sales charge on shares redeemed within two years of a purchase of $1 million or more.

   CALCULATION OF SALES CHARGES

   CLASS A SHARES

   Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   The current sales charge rates for each of the Funds are as follows:

   FOR THE GROWTH FUND AND THE INTERNATIONAL FUND

                                              SALES CHARGE     SALES CHARGE        DEALER
                                                AS A % OF     AS A % OF YOUR      ALLOWANCE
        YOUR INVESTMENT                      OFFERING PRICE   NET INVESTMENT      AS A % OF
                                                                               OFFERING PRICE
    Up to $49,999                                 5.25%            5.54%            4.75%
    $50,000 up to $99,999                         4.00%            4.17%            3.50%
    $100,000 up to $249,999                       3.00%            3.09%            2.50%
    $250,000 up to $499,999                       2.00%            2.04%            1.50%
    $500,000 up to $999,999                       1.50%            1.52%            1.00%
    $1,000,000 and above(1)                       0.00%            0.00%            0.00%

   FOR THE INTERMEDIATE INCOME FUND

                                              SALES CHARGE     SALES CHARGE        DEALER
                                                AS A % OF     AS A % OF YOUR      ALLOWANCE
        YOUR INVESTMENT                      OFFERING PRICE   NET INVESTMENT      AS A % OF
                                                                               OFFERING PRICE
    Up to $49,999                                 3.75%            3.90%            3.50%
    $50,000 up to $99,999                         3.25%            3.36%            3.00%
    $100,000 up to $249,999                       2.75%            2.83%            2.50%
    $250,000 up to $499,999                       2.00%            2.04%            1.75%
    $500,000 up to $999,999                       1.00%            1.01%            0.75%
    $1,000,000 and above(1)                       0.00%            0.00%            0.00%

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50% if redeemed in the second year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CLASS B SHARES

   Class B Shares of the Funds are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your shares of a Fund before the fifth anniversary of purchase, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

                                        YEARS           CDSC AS A % OF
                                        SINCE           DOLLAR AMOUNT
                                      PURCHASE        SUBJECT TO CHARGE
                                         0-1                4.00%
                                         1-2                4.00%
                                         2-3                3.00%
                                         3-4                2.00%
                                         4-5                1.00%
                                     more than 5             None

   If you sell some but not all of your shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   For example, assume an investor purchased 100 shares at $10 a share (for a total cost of $1,000). Three years later, the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares X $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 3.00% (the applicable rate in the third year after purchase).

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SALES CHARGE REDUCTIONS

   Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

     - Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

     - Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     - Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges. Shareholders must instruct the Fund in writing to have the household accounts combined in order to qualify for the Combination Privilege.

   SALES CHARGE WAIVERS

   The following qualify for waivers of Class A Shares front-end sales charges and Class B Shares CDSC:

      (1) following the death or disability (as defined in the Statement of Additional Information) of a Shareholder (CDSC Waiver);

      (2) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 70 1/2 (CDSC Waiver);

      (3) for accounts owned by Trustees of the Company, officers, directors, employees and retired employees of (a) the Adviser and its affiliates and (b) The BISYS Group, Inc. and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

      (4) for accounts owned by employees (and their spouses and children under the age of 21) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Funds;

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

      (5) to the extent that the redemption is involuntary (CDSC Waiver);

      (6) for accounts owned by all MMA Capital Management and Mennonite Foundation investment advisory accounts;

      (7) for investment advisors or financial planners who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent: such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts;"

      (8) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan feature, subject to the limitation set forth under "Auto Withdrawal Plan", above, (CDSC Waiver);

      (9) for accounts owned by employees of firms that have entered into an agreement to offer the Funds as part of their retirement or deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code; and

     (10) for investment of proceeds from redemptions from another mutual fund complex within 90 days after redemption, provided you had paid a front-end sales charge when acquiring those shares.

   For items 1 and 2 above, shareholders must notify the Distributor either directly or through their broker-dealers, at the time of purchase or redemption, that they are entitled to a waiver of the sales charge or CDSC. For Items 3, 4, 6, 7, 9 and 10 above, shareholders must notify the Distributor directly, AT THE TIME OF PURCHASE, that they are entitled to a waiver of the sales charge or CDSC. The waiver will be granted subject to confirmation of the investor's situation.

   The Distributor and the Adviser, at their expense, may provide compensation to dealers in connection with sales of Shares of a Fund. Shares sold subject to the waiver of the sales charges are not eligible for the payment of such compensation.

   The Distributor may provide additional compensation to securities dealers in an amount up to 0.75% of the offering price of Class A Shares, as applicable, of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A Shares, as applicable, for individual sales over $5 million.

   SHAREHOLDER INFORMATION


   REINSTATEMENT PRIVILEGE

   If you have sold Class A Shares or Class B Shares and decide to reinvest in the same class of the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

   DISTRIBUTION AND SERVICE (12B-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

     - The 12b-1 fees vary by share class as follows:

       - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution.

       - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

       - The higher 12b-1 fee on Class B Shares, together with the CDSC, help the Distributor sell Class B Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

   SHAREHOLDER INFORMATION


   EXCHANGING YOUR SHARES

   INSTRUCTIONS FOR EXCHANGING SHARES

   You can exchange your shares in one Fund for shares of another MMA Praxis Mutual Fund, including the MMA Praxis Money Market Fund (which is offered through a separate prospectus), usually without paying additional sales charges (see "Notes" below). No transaction fees are charged for exchanges. Exchanges between Class A and Class B are prohibited, except for those shareholders that qualify for sales change waivers, as outlined on pages 37 and 38 of this prospectus. Otherwise, if you are a Class B shareholder and wish to purchase Class A shares of the same Fund or another Fund, you will be required to pay any applicable front-end sales charge (for the purchase of Class A shares) or CDSC (for the selling of Class B shares).

   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446, or by calling 1-800-9-PRAXIS. Please provide the following information:
        - Your name and telephone number
        - The exact name on your account and account number
        - Taxpayer identification number (usually your Social Security number)
        - Dollar value or number of shares to be exchanged
        - The name of the Fund from which the exchange is to be made and the account number.
        - The name of the Fund into which the exchange is being made. If this is an existing account, please provide the account number.

   See "Selling your Shares" for important information about telephone transactions.

   NOTES ON EXCHANGES

   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to 4 exchanges within a calendar year.

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   When exchanging from a Fund that has no sales charge or a lower sales charge to a fund with a higher sales charge, you may pay the difference.

   Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

   SHAREHOLDER INFORMATION


   MMA PRAXIS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

   An MMA Praxis IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. MMA Praxis IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. MMA Praxis offers the following types of IRAs:

         - Traditional                       - Education
         - Roth                              - Simplified Employee Pension (SEP)

   A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.

   All MMA Praxis IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to an MMA Praxis IRA must distinguish the type and year of the contribution.

   For more information on an MMA Praxis IRA or, to request an MMA Praxis IRA application, call the Funds at 1-800-9-PRAXIS. Shareholders are advised to consult a tax adviser regarding IRA contribution and withdrawal requirements and restrictions.

   SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA PLANS)

   An MMA Praxis SIMPLE IRA Plan gives employers the ability to offer tax deferred IRA accounts to their employees that are funded with salary reduction contributions and employer matching or non-elective contributions.

   403(b)(7) DEFINED CONTRIBUTION PLAN

   An MMA Praxis 403(b)(7) Defined Contribution Plan offers employers that are tax-exempt organizations the ability to establish tax-deferred accounts for their employees that also permit salary reduction contributions.

   DIRECTED DIVIDENDS

   A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions reinvested in one of the Company's other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.

   The Directed Dividend Option may be modified or terminated by the Company at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor.

   SHAREHOLDER INFORMATION


   AUTOMATIC VOLUNTARY CHARITABLE CONTRIBUTIONS TO THE MENNONITE FOUNDATION

   The Mennonite Foundation, Inc. was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation's primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

   In keeping with the socially responsible objectives of MMA Praxis Mutual Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to The Mennonite Foundation, Inc. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

   The Foundation will manage contributions received from shareholders in the Foundation's "Charitable Gift Fund," under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees, and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund, and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.

   In 1998, the Foundation disbursed approximately $23.2 million to church and charitable organizations.

   Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax deductible on the itemized tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

   The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors' meetings. The Foundation and the Adviser share a common board of directors and also have certain officers in common.

   You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana, 46528.

   SHAREHOLDER INFORMATION


   CHARITABLE GIFT OPTION

   The Charitable Gift Option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call 1-800-9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Distributor. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Company, the Adviser, nor the Distributor will verify the qualifications of any receiving organizations, or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.

   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the Growth Fund and the International Fund are usually paid semiannually. Dividends on the Intermediate Income Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

   Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

   This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

               FUND MANAGEMENT
   LOGO
   LOGO


   THE INVESTMENT ADVISER

   MMA Capital Management, ("MMA" or the "Adviser"), 1110 North Main Street, Goshen, Indiana 46528 is the investment adviser for the Funds. The Adviser, which is a separate corporate entity controlled by the board of directors of Mennonite Mutual Aid, Inc., is a registered investment adviser with the SEC. The Adviser has over $330 million in assets under management, primarily through management of large accounts for individuals and institutions, which amount excludes the assets managed by the Adviser for the Funds. MMA has retained Oechsle International Advisors, LLC ("Oechsle") as investment sub-adviser to the International Fund. Oechsle, which is located at One International Place, Boston, Massachusetts 02110 specializes in international investment management and currently has approximately $12.4 billion in assets under management.

   MMA makes the day-to-day investment decisions for the Growth Fund and the Intermediate Income Fund and oversees Oechsle's investments for the International Fund. In addition, MMA continuously reviews, supervises and administers each Fund's investment program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 1998:

                                                                 PERCENTAGE OF
                                                              AVERAGE NET ASSETS
                                                                AS OF 12/31/98
                                                         ------------------------------
     Growth Fund                                                      .74%
                                                        ------------------------------
     Intermediate Income Fund                                         .41%*
                                                        ------------------------------
     International Fund                                               .82%*
    -----------------------------------------------------------------------------------

   * The Adviser waived a portion of its fees for the fiscal year ended December 31, 1998. Contractual fees (as a percentage of average daily net assets) were 0.50% and 0.90% for the Intermediate Income Fund and the International Fund, respectively.

   FUND MANAGEMENT


   PORTFOLIO MANAGERS

   The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

   GROWTH FUND

     KEITH YODER

        - Keith Yoder has 15 years of investment experience. Keith was a trust investment officer for a regional bank from 1987 until 1992, when he joined Mennonite Mutual Aid to manage MMA Capital Management along with the stock portfolios for the various Mennonite Mutual Aid entities. He has managed the Growth Fund since its inception. Keith is a Chartered Financial Analyst, a Certified Public Accountant and a member of the Association for Investment Management and Research.

   INTERMEDIATE INCOME FUND

     DELMAR KING

        - Delmar King has 27 years of investment experience with Mennonite Mutual Aid and has managed the Intermediate Income Fund since its inception. He received a BA in Economics from Goshen College and received a Masters Degree in Business Administration from Indiana University in 1971. Delmar serves on the Investment Committee of the Elkhart County Community Foundation.

   INTERNATIONAL FUND

     MARTINA OECHSLE VASCONCELLES

        - Martina Oechsle Vasconcelles is a portfolio manager/research analyst with Oechsle. Martina joined Oechsle in February 1990 and has co-managed the International Fund since its inception. She received a BA in Economics and Psychology from Northwestern University and an MBA in Finance from the University of Chicago Graduate School of Business.

     KATHLEEN HARRIS

        - Kathleen Harris is a portfolio manager/research analyst with Oechsle. Kathleen joined Oechsle in January 1995 and has co-managed the International Fund since its inception. Prior to her employment with Oechsle, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. She received a BS in Finance from the University of Illinois and an MBA in Finance from the University of Chicago Graduate School of Business.

   The Statement of Additional Information has more detailed information about MMA and Oechsle and other service providers

   FUND MANAGEMENT


   THE DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services is the Funds' distributor and administrator. Their address is 3435 Stelzer Road, Columbus, OH 43219.

   CAPITAL STRUCTURE

   MMA Praxis Mutual Funds was organized as a Delaware business trust on September 27, 1993 and overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders will each be liable for all obligations of a Fund in which they hold shares. However, the risk of a shareholder incurring financial loss on account of liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law.

               FINANCIAL HIGHLIGHTS
   LOGO
   LOGO


   INTRODUCTION

   The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report of the Funds, which is available upon request. The information presented is for Class B Shares only. Class A Shares were not offered prior to May 3, 1999.

   FINANCIAL HIGHLIGHTS                                              GROWTH FUND

                                                   YEAR ENDED DECEMBER 31,           JANUARY 4, 1994
                                           ---------------------------------------   TO DECEMBER 31,
                                             1998       1997      1996      1995         1994(A)
    NET ASSET VALUE, BEGINNING OF PERIOD   $  15.72   $  13.57   $ 12.07   $  9.74       $ 10.00
    -------------------------------------------------------------------------------------------------
    Investment Activities
      Net investment income                      --       0.04      0.07      0.10          0.09
      Net realized and unrealized gains
        (losses) from investment
        transactions                           0.84       3.86      1.85      3.12         (0.07)
    -------------------------------------------------------------------------------------------------
          Total from Investment
            Activities                         0.84       3.90      1.92      3.22          0.02
    -------------------------------------------------------------------------------------------------
    Distributions
      Net investment income                      --      (0.04)    (0.07)    (0.10)        (0.09)
      Net realized gains                      (1.27)     (1.71)    (0.35)    (0.79)        (0.19)
    -------------------------------------------------------------------------------------------------
          Total Distributions                 (1.27)     (1.75)    (0.42)    (0.89)        (0.28)
    -------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD         $  15.29   $  15.72   $ 13.57   $ 12.07       $  9.74
    -------------------------------------------------------------------------------------------------
    Total Return (excludes redemption
      charge)                                  5.96%     29.15%    15.87%    33.32%         0.27%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)    $136,976   $104,309   $58,907   $30,906       $18,009
      Ratio of expenses to average net
        assets                                 1.69%      1.72%     1.74%     1.75%         1.75%(c)
      Ratio of net investment income
        (loss) to average net assets          (0.02)%     0.22%     0.61%     0.90%         1.02%(c)
      Ratio of expenses to average net
        assets*                                2.53%**    2.66%**   2.55%**   2.81%         3.25%(c)
      Ratio of net investment income
        (loss) to average net assets*         (0.86)%    (0.71)%   (0.17)%   (0.16)%       (0.48)%(c)
      Portfolio Turnover                      91.32%     53.26%    33.98%    48.91%        35.22%

    * During the period certain expenses were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

   ** During the years ended December 31, 1998, 1997 and 1996, the Growth Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

   (a) Period from commencement of operations.

   (b)  Not annualized.

   (c) Annualized.

   FINANCIAL HIGHLIGHTS                                 INTERMEDIATE INCOME FUND

                                                    YEAR ENDED DECEMBER 31,           JANUARY 4, 1994
                                             -------------------------------------    TO DECEMBER 31,
                                              1998      1997      1996      1995          1994(A)
    NET ASSET VALUE, BEGINNING OF PERIOD     $ 10.01   $  9.84   $ 10.17   $  9.14        $ 10.00
    --------------------------------------------------------------------------------------------------
    Investment Activities
      Net investment income                     0.54      0.55      0.54      0.53           0.45
      Net realized and unrealized gains
        (losses) from investment
        transactions                            0.17      0.17     (0.33)     1.03          (0.86)
    --------------------------------------------------------------------------------------------------
          Total from Investment Activities      0.71      0.72      0.21      1.56          (0.41)
    --------------------------------------------------------------------------------------------------
    Distributions
      Net investment income                    (0.54)    (0.55)    (0.54)    (0.53)         (0.45)
      Net realized gains                       (0.01)       --        --        --             --
    --------------------------------------------------------------------------------------------------
          Total Distributions                  (0.55)    (0.55)    (0.54)    (0.53)         (0.45)
    --------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD           $ 10.17   $ 10.01   $  9.84   $ 10.17        $  9.14
    --------------------------------------------------------------------------------------------------
    Total Return (excludes redemption
      charge)                                   7.29%     7.60%     2.22%    17.47%         (4.09)%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)      $42,388   $33,339   $27,568   $23,470        $17,849
      Ratio of expenses to average net
        assets                                  1.10%     1.10%     1.10%     1.10%          1.10%(c)
      Ratio of net investment income to
        average net assets                      5.37%     5.65%     5.50%     5.49%          4.96%(c)
      Ratio of expenses to average net
        assets                                  2.37%**   2.62%**   2.52%**   2.64%          2.83%(c)
      Ratio of net investment income to
        average net assets*                     4.10%     4.15%     4.15%     3.95%          3.23%(c)
      Portfolio Turnover                       33.89%    60.05%    30.25%    31.57%          4.95%

    * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

   ** During the years ended December 31, 1998, 1997 and 1996, the Intermediate
      Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

   (a) Period from commencement of operations.

   (b)  Not annualized.

   (c) Annualized.

   FINANCIAL HIGHLIGHTS                                       INTERNATIONAL FUND

                                                                                 APRIL 1, 1997
                                                                   YEAR ENDED       THROUGH
                                                                  DECEMBER 31,     DECEMBER
                                                                      1998         31, 1997
    NET ASSET VALUE, BEGINNING OF PERIOD                            $ 10.62        $  10.00
    ------------------------------------------------------------------------------------------
    Investment Activities
      Net investment loss                                             (0.02)          (0.05)
      Net realized and unrealized gains from investment
        transactions                                                   2.56            0.69
    ------------------------------------------------------------------------------------------
          Total from Investment Activities                             2.54            0.64
    ------------------------------------------------------------------------------------------
    Distributions
      In excess of net investment income                              (0.10)             --
      In excess of net realized gains                                 (0.01)          (0.02)
    ------------------------------------------------------------------------------------------
          Total Distributions                                         (0.11)          (0.02)
    ------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                  $ 13.05        $  10.62
    ------------------------------------------------------------------------------------------
    Total Return (excludes redemption charge)                         23.98%           6.40%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                             $31,163        $ 17,245
      Ratio of expenses to average net assets                          1.99%           2.00%(c)
      Ratio of net investment income (loss) to average net
        assets                                                        (0.32)%         (0.93)%(c)
      Ratio of expenses to average net assets*                         3.19%           4.29%(c)
      Ratio of net investment income (loss) to average net
        assets*                                                       (1.52)%         (3.21)%(c)
      Portfolio Turnover                                              47.19%          51.46%

    * During the period certain expenses were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

   (a) Period from commencement of operations.

   (b) Not annualized.

   (c) Annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER THAT SELLS THE FUNDS. OR CONTACT THE FUNDS AT:

                  MMA PRAXIS MUTUAL FUNDS
                  3435 STELZER ROAD
                  COLUMBUS, OHIO 43219
                  TELEPHONE: 1-800-9-PRAXIS
                  INTERNET: HTTP://WWW.MMAPRAXIS.COM*

You can review and get copies of the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

- Free from the Commission's Website at http://www.sec.gov.

* The Fund's website is not a part of this prospectus.

Investment Company Act file no.  811-08056.

(LOGO)
(LOGO)

                       MMA Praxis Intermediate Income Fund
                             MMA Praxis Growth Fund
                          MMA Praxis International Fund

                       Each an Investment Portfolio of the

                             MMA Praxis Mutual Funds


                       Statement of Additional Information


                                  May 3, 1999



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the MMA Praxis Intermediate Income Fund, the MMA Praxis Growth Fund and the MMA Praxis International Fund, dated the same date as the date hereof (the "Prospectus"). The MMA Praxis Intermediate Income Fund, the MMA Praxis Growth Fund and the MMA Praxis International Fund are hereinafter referred to individually as the "Income Fund," the "Growth Fund" and the "International Fund," respectively, and are hereinafter referred to collectively as the "Funds". The Funds are separate investment portfolios of the MMA Praxis Mutual Funds (the "Company"), an open-end management investment company that currently consists of three separate investment portfolios. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Company at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll free (800) 9-PRAXIS.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

MMA PRAXIS MUTUAL FUNDS...........................................................................................1


INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................................1

   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS................................................................1
   INVESTMENT RESTRICTIONS.......................................................................................13
   PORTFOLIO TURNOVER............................................................................................14

NET ASSET VALUE..................................................................................................14

   VALUATION OF THE FUNDS........................................................................................14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................15

   MATTERS AFFECTING REDEMPTION..................................................................................15
   WAIVER OF CONTINGENT DEFERRED SALES CHARGE....................................................................16

MANAGEMENT OF THE COMPANY........................................................................................16

   TRUSTEES AND OFFICERS.........................................................................................16
   INVESTMENT ADVISER............................................................................................19
   PORTFOLIO TRANSACTIONS........................................................................................21
   ADMINISTRATOR.................................................................................................22
   DISTRIBUTOR...................................................................................................24
   CUSTODIAN.....................................................................................................25
   TRANSFER AGENCY, SHAREHOLDER SERVICING AND FUND ACCOUNTING SERVICES...........................................25
   AUDITORS......................................................................................................26
   LEGAL COUNSEL.................................................................................................26

ADDITIONAL INFORMATION...........................................................................................26

   DESCRIPTION OF SHARES.........................................................................................26
   VOTE OF A MAJORITY OF THE OUTSTANDING SHARES..................................................................27
   ADDITIONAL TAX INFORMATION....................................................................................27
   CALCULATION OF PERFORMANCE DATA...............................................................................32
   PERFORMANCE COMPARISONS.......................................................................................35
   PRINCIPAL SHAREHOLDERS........................................................................................36
   MISCELLANEOUS.................................................................................................37

FINANCIAL STATEMENTS.............................................................................................37


APPENDIX.........................................................................................................39

                       STATEMENT OF ADDITIONAL INFORMATION

                             MMA PRAXIS MUTUAL FUNDS

                  The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company which currently offers three separate investment portfolios (the "Funds"). Each Fund is a diversified portfolio of the Company. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Additional Information on Portfolio Instruments
-----------------------------------------------

                  The following policies supplement the investment objectives, policies and risk factors of the Funds as set forth in the Prospectus. Each of these policies will be applied subject to the social responsibility criteria set forth in the Prospectus.

                  BANK OBLIGATIONS. The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

                  Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

                  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

                  COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

                  The Funds may purchase commercial paper consisting of issues rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's or such issues with comparable ratings by other NRSROs. The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company's Board of Trustees, to be of comparable quality.

                  VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The investment adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

                  VARIABLE AND FLOATING RATE NOTES. The Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Company's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

                  GOVERNMENT RELATED SECURITIES. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government ("Government Related Securities"). Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

                  FOREIGN INVESTMENTS. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

                  The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Each Fund's custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts.

                  FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

                  A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

                  OPTIONS TRADING. As described in the Prospectus, each Fund may purchase put and call options listed on a securities exchange or traded over-the-counter in an amount not exceeding 5% of its total net assets. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

                  A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

                  When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

                  As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                  FUTURES CONTRACTS. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Company's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

                  Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

                  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

                  When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

                  MORTGAGE-RELATED SECURITIES. The Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on investments in investment company securities set forth below under "Investment Restrictions". Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass- Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie

Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Income Fund may invest in mortgage-related securities that are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Income Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

                  ZERO COUPON OBLIGATIONS. The Income Fund may invest in zero coupon obligations, provided that immediately after any purchase, not more than 5% of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

                  GUARANTEED INVESTMENT CONTRACTS. The Income Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Income Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Company's Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's total assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

                  INCOME PARTICIPATION LOANS. The Income Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Income Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 15% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

                  The Income Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

                  RIGHTS AND WARRANTS. The Growth Fund and the International Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                  MEDIUM-GRADE DEBT SECURITIES. As stated in the Prospectus for the Funds, each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

                  As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

                  Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

                  Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

                  Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium- Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

                  The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.


                  LOWER RATED DEBT SECURITIES. The Intermediate Income Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Lower Rated Securities"). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund's ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10% of total assets.

                  RESTRICTED SECURITIES. Rule 144A under the Securities Act of 1933 allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

                  The Adviser monitors the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security;
(3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security;
(5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

                  SECURITIES OF OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act and the Commission, each Fund may invest in securities issued by other funds, including those advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by either of the Funds. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

                  REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Company's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102% of the repurchase price (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

                  SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of cash or Government Related Securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A

Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company's Board of Trustees.

Investment Restrictions
-----------------------


                  The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issue.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                  4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


                  5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

                  6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds; or

                  7. Purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction).

                  The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

                  1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's total assets;

                  2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

                  3. Engage in short sale, provided, however, that the Growth Fund and the International Fund may engage in short sales "against the box";

                  4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas, or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

                  5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or to the extent permitted by the 1940 Act and the Commission;

                  6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof; or

                  7. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

                  8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1% of the securities of the issuer, together own beneficially more than 5% of the securities of that issuer.

                  If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover
------------------

                  The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

                  For the fiscal year ended December 31, 1998, the annual portfolio turnover rate for the Income Fund, the Growth Fund and the International Fund were 34%, 91% and 47%, respectively. Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

                  As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day", which is defined in the Prospectus, is generally a day on which the New York Stock Exchange is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas Day.

Valuation of the Funds
----------------------

                  Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

                  The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under the general supervision of the Company's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption
----------------------------

                  Shares in each of the Company's Funds are sold on a continuous basis by BISYS Fund Services, Limited Partnership ("BISYS Fund Services" or the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Waiver of Contingent Deferred Sales Charge
------------------------------------------


                  The otherwise applicable contingent deferred sales charge will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor.


                            MANAGEMENT OF THE COMPANY

Trustees and Officers
---------------------

                  Overall responsibility for management of the Company rests with its Board of Trustees, which is elected by the Shareholders of the Company's Funds. The Trustees elect the officers of the Company to supervise actively its day-to-day operations. As of the date of this Statement of Additional Information, the Company's officers and Trustees, as a group, own less than 1% of the Shares of each Fund.

                  The names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five years are as follows:

                                          Position(s) Held                  Principal Occupation During
Name, Address and Age                     with The Company                  Past 5 Years
---------------------                     ----------------                  ------------
Howard L. Brenneman*                      Chairman and Trustee              From December 1991 to present,
P.O. Box 483                                                                President and CEO of Mennonite
Goshen, IN 46527                                                            Mutual Aid; from 1986-1991,
Age: 58                                                                     business and financial
                                                                            consultant, and Director of
                                                                            Strategic Planning and
                                                                            Development, Prairie View, Inc.

Karen Klassen Harder, Ph.D.               Trustee                           From January 1990 to present,
Bethel College                                                              College Professor, Bethel
North Newton, KS  67117 Age: 43                                             College, North Newton, KS.

Richard Reimer, Ph.D.                     Trustee                           Retired. From 1962 to 1996,
The College of Wooster                                                      Professor of Economics, The
Wooster, Ohio  44691                                                        College of Wooster, Wooster,
Age: 67                                                                     Ohio.

                                          Position(s) Held                  Principal Occupation During
Name, Address and Age                     with The Company                  Past 5 Years
---------------------                     ----------------                  ------------
Donald E. Showalter, Esq.                 Trustee                           From June 1965 to present,
100 South Mason Street                                                      attorney with the law firm of
Harrisonburg, VA  22801                                                     Wharton, Aldhizer & Weaver,
Age: 58                                                                     Harrisonburg, VA.

Allen Yoder, Jr.                          Trustee                           From May 1985 until retirement
P.O. Box 460                                                                in September1993, President,
Middlebury, IN  46540                                                       Jayco, Inc., manufacturer of
Age: 71                                                                     recreational vehicles.
                                                                            From1985 to present,
                                                                            President, Deutsch Kase Haus,
                                                                            cheese manufacturer

Wilfred E. Nolen                          Trustee                           From 1983 to present,
1505 Dundee Avenue                                                          President of Church of the
Elgin, IL  60120                                                            Brethren Benefit Trust and
Age:  58                                                                    Church of the Brethren Benefit
                                                                            Trust, Inc.; from1990 to
                                                                            present, President of Brethren
                                                                            Foundation, Inc.

Beryl Mae Hartzler Brubaker*              Trustee                           From 1970 to present, Vice
Eastern Mennonite University                                                President for Enrollment
1200 Park Road                                                              Management, Eastern Mennonite
Harrisonburg, VA  22801                                                     University.
Age:  56

John L. Liechty                           President                         From October 1976 to present,
P.O. Box 483                                                                employee of Mennonite Mutual
Goshen, IN 46527                                                            Aid serving in various
Age: 44                                                                     executive management
                                                                            positions; from June 1997 to
                                                                            present, Vice President of
                                                                            Financial Services; from August
                                                                            1997 to present, President, MMA
                                                                            Praxis Mutual Funds.

                                          Position(s) Held                  Principal Occupation During
Name, Address and Age                     with The Company                  Past 5 Years
---------------------                     ----------------                  ------------
Marlo J. Kauffman                         Vice President                    From January 1981 to present,
P.O. Box 483                                                                employee of Mennonite Mutual
Goshen, IN 46527                                                            Aid, Inc., with current
Age: 42                                                                     position as Financial Services
                                                                            Operations Manager.

Walter B. Grimm                           Vice President                    From June 1992 to present,
3435 Stelzer Road                                                           employee of BISYS Fund
Columbus, OH 43219                                                          Services.
Age:  53

George R. Landreth                        Vice President                    From December 1992 to present,
3435 Stelzer Road                                                           employee of BISYS Fund
Columbus, OH 43219                                                          Services.
Age: 56


Gary Tenkman                              Assistant Treasurer               From April 1998 to present,
3435 Stelzer Road                                                           employee of BISYS Fund Services;
Columbus, OH 43219                                                          from September 1990 to March 1998,
Age: 28                                                                     employee of Ernst & Young LLP.


George L. Stevens                         Secretary                         From September 1996 to present,
3435 Stelzer Road                                                           employee of BISYS Fund
Columbus, OH 43219                                                          Services; from September 1995
Age: 47                                                                     to August 1996, consultant on
                                                                            bank investment products and
                                                                            activities; from June 1980 to
                                                                            September 1995, employee of
                                                                            AmSouth Bank.

Robert L. Tuch                            Assistant Secretary               From June 1991 to present,
3435 Stelzer Road                                                           employee of BISYS Fund
Columbus, OH 43219                                                          Services.
Age: 47

Alaina V. Metz                            Assistant Secretary               From 1995 to present, employee
3435 Stelzer Road                                                           of BISYS Fund Services; from
Columbus, OH  43219                                                         May 1989 to June 1995,
Age: 31                                                                     employee of Alliance Capital

----------------

*   Indicates an "interested person" of the Company as defined in the 1940 Act.

                  Trustees of the Company not affiliated with the Distributor receive from the Company a fee of $750 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Distributor do not receive compensation from the Company.

                  For the fiscal year ended December 31, 1998, the Trustees received the following compensation from the Company and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Company's investment adviser:

                                                     Pension or                                 Total Compensation
                                Aggregate        Retirement Benefits                            From Registrant and
                           Compensation from       Accrued As Part      Est. Annual Benefits       Fund Complex
     Name of Trustee           the Company        of Fund Expenses        Upon Retirement        Paid to Trustees
     ---------------           -----------        ----------------        ---------------        ----------------
Howard L. Brenneman              $3,000                  $0                      $0                   $3,000
Karen Klassen Harder             $3,000                  $0                      $0                   $3,000
Richard Reimer                   $3,000                  $0                      $0                   $3,000
Donald E. Showalter              $3,000                  $0                      $0                   $3,000
Allen Yoder, Jr.                 $3,000                  $0                      $0                   $3,000
Wilfred E. Nolen                 $3,000                  $0                      $0                   $3,000
Beryl Mae Brubaker               $3,000                  $0                      $0                   $3,000

                  The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The Distributor receives fees from the Company for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Company for acting as transfer agent and for providing fund accounting services. Messrs. Grimm, Tenkman, Landreth, Stevens and Tuch are employees of the Distributor, as is Ms. Metz. Messrs. Liechty and Kauffman are employees of the Adviser.


Investment Adviser
------------------

                  Investment advisory services are provided to the Funds by Menno Insurance Service, Inc., d\b\a MMA Capital Management (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of January 1, 1994 (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of fifty one-hundredths of one percent (.50%) for the Income Fund, of seventy-four one-hundredths of one percent (.74%) for the Growth Fund and of ninety one-hundredths of one percent (.90%) for the International Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

                  The total investment advisory fees paid to the Adviser for the last three fiscal years is as follows:

                  Income Fund - for the fiscal year ended December 31, 1996, the Adviser earned investment advisory fees of $127,336 and the Adviser waived or assumed advisory fees in the amount of $103,179; and for the fiscal year ended December 31, 1997, the Adviser earned investment advisory fees of $151,224 and the Adviser waived or assumed advisory fees in the amount of $97,536; and for the fiscal year ended December 31, 1998, the Adviser earned investment advisory fees of $188,733 and the Adviser waived or assumed advisory fees in the amount of $33,861.

                  Growth Fund - for the fiscal year ended December 31, 1996, the Adviser earned investment advisory fees of $334,230 and the Adviser waived or assumed advisory fees in the amount of $565; for the fiscal year ended December 31, 1997, the Adviser earned investment advisory fees of $610,039; and for the fiscal year ended December 31, 1998, the Adviser earned investment advisory fees of $902,315.

                  International Fund - for the period from April 1, 1997 (commencement of operations) through December 31, 1997, the Adviser earned investment advisory fees of $81,639 and the Adviser waived or assumed advisory fees in the amount of $36,203; and for the fiscal year ended December 31, 1998, the Adviser earned investment advisory fees of $220,117, and the Adviser waived or assumed advisory fees in the amount of $19,238.


                  Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Company's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60-days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, pursuant to the 1940 Act.

                  The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Oechsle International Advisors, LLC, Boston, Massachusetts (the "Sub-Adviser") provides sub-investment advisory services to the International Fund pursuant to a Sub-Advisory Agreement dated as of August 17, 1998 (the "Sub-Advisory Agreement"). The terms and conditions of the Sub-Advisory Agreement are substantially identical to those of the Investment Advisory Agreement. For the services provided pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of .50% of the International Fund's average daily net assets. For the period from April 1, 1997 (commencement of operations) through December 31, 1997, Oechsle International Advisors, L.P., the Sub-Adviser's predecessor entity ("Oechsle, L.P."), earned sub-advisory fees of $45,436. For the period from January 1, 1998 through August 17, 1998, Oechsle, L.P. earned sub-advisory fees of $65,321. For the period from August 18, 1998 through December 31, 1998, the Sub-Adviser earned sub-advisory fees of $57,012.


Portfolio Transactions
----------------------

                  Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

                  Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

                  While the Adviser generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

                  Except as permitted by applicable laws, rules and regulations, the Adviser will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, or enter into repurchase or reverse repurchase agreements with the Adviser, the Distributor, or their affiliates, and will not give preference to the Adviser's affiliates with respect to such transactions, securities, repurchase agreements, and reverse repurchase agreements.

                  Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as either of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and either the other Fund of the Company or another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

                  For the fiscal years ended December 31, 1996, 1997 and 1998 the Growth Fund paid brokerage commissions of $76,256, $176,677 and $384,101, respectively. For the period from April 1, 1997 (commencement of operations) through December 31, 1997, the International Fund paid brokerage commissions in the amount of $68,100 and for the fiscal year ended December 31, 1998, the International Fund paid brokerage commissions in the amount of $68,602. No commissions were paid to any affiliate of the Funds or the Adviser.


Administrator
-------------

                  BISYS Fund Services serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated January 1, 1994 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

                  Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical support, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of its Annual and Semi-

Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, the Custodian under the Custodian Agreement and BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

                  The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement calculated daily and paid periodically, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of a Fund's average daily net assets, with an annual minimum of $50,000 until the Fund's net assets reach $50 million. Upon reaching $50 million, the fee will be calculated at an annual rate of ten one-hundredths of one percent (.10%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its fee with respect to either Fund in order to increase the net income of a Fund available for distribution as dividends.


                  The total administration fees paid to the Administrator for the last three fiscal years is as follows:

                  Income Fund - for the fiscal year ended December 31, 1996, the Administrator earned administration fees of $50,000; for the fiscal year ended December 31, 1997, the Administrator earned administration fees of $50,000; and for the fiscal year ended December 31, 1998, the Administrator earned administrative fees of $56,496.

                  Growth Fund - for the fiscal year ended December 31, 1996, the Administrator earned administration fees of $67,749 and the Administrator waived or assumed administration fees in the amount of $7,899; for the fiscal year ended December 31, 1997, the Administrator earned administration fees of $83,371; and for the fiscal year ended December 31, 1998, the Administrator earned administration fees of $122,573.

                  International Fund - for the period from April 1, 1997 (commencement of operations) through December 31, 1997, the Administrator earned administration fees of $37,672; and for the fiscal year ended December 31, 1998, the Administrator earned administration fees of $50,000.


                  Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until January 1, 2004. The Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund through a failure to renew the agreement, upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Company's Board of Trustees or by the Administrator.

                  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by either of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

                  BISYS Fund Services serves as distributor for the Funds pursuant to the Distribution Agreement dated January 1, 1994, with respect to the Funds (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect as to each Fund for successive one-year periods if approved at least annually (i) by the Company's Board of Trustees or by the vote of a majority of the outstanding Shares of the Company, and (ii) by the vote of a majority of the Trustees of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically in the event of any assignment pursuant to the 1940 Act.


                  For the fiscal year ended December 31, 1996, BISYS Fund Services received $6,821 in deferred sales charges in connection with the Income Fund, of which it retained $0; for the fiscal year ended December 31, 1997, BISYS Fund Services received $14,435 in deferred sales charges in connection with the Income Fund, of which it retained $0. For the fiscal year ended December 31, 1998, BISYS Fund Services received $23,649 in deferred sales charges in connection with the Income Fund, of which it retained $0; for the fiscal year ended December 31, 1996, BISYS Fund Services received $16,383 in deferred sales charges in connection with the Growth Fund, of which it retained $0; and for the fiscal year ended December 31, 1997, BISYS Fund Services received $26,039 in deferred sales charges in connection with the Growth Fund, of which it retained $0; for the fiscal year ended December 31, 1998, BISYS Fund Services received $74,093 in deferred sales charges in connection with the Growth Fund, of which it retained $0. With respect to the International Fund, for the period from April 1, 1997 (commencement of operations) through December 31, 1997, BISYS Fund Services received $316 in deferred sales charges, of which it retained $0; for the fiscal year ended December 31, 1998, BISYS Fund
Services received $7,454 in deferred sales charges in connection with the International Fund of which it retained $0.

                  As described in the Prospectus, the Company has adopted a Distribution Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund may pay a periodic amount calculated at an annual rate not to exceed 1% of the average daily net assets of a Fund for activities primarily intended to result in the sale of a Fund's shares. These amounts may include the payment of a service fee of up to 0.25% of the average daily net assets of a Fund for activities or expenses related to account maintenance or personal service to existing shareholders. For the fiscal year ended December 31, 1998, the Funds paid or reimbursed the Distributor pursuant to the Plan in the following amounts and for the following purposes:

for the Growth Fund, $7,544 was paid to sales personnel in connection with shareholder services and $19,928 was paid to brokers in connection with distribution activities; for the Growth Fund, $24,386 was paid to sales personnel in connection with shareholder services and $488,276 was paid to brokers in connection with distribution activities; and for the International Fund $4,884 was paid to sales personnel in connection with shareholder services and $27,463 was paid to brokers in connection with distribution activities.


Custodian
---------

                  Fifth Third Bank, Cincinnati, Ohio, serves as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of January 1, 1994 between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting income on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

                  Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60-days advance written notice to the other party.

                  Boston Safe Deposit and Trust Company, Boston, Massachusetts (the "Sub- Custodian"), serves as sub-custodian for the International Fund pursuant to an agreement dated as of April 1, 1997 (the "Sub-Custodian Agreement"). In consideration of its services, the Sub-Custodian receives a fee based upon the value of assets maintained by it plus certain out-of-pocket expenses. Unless sooner terminated, the Sub-Custodian Agreement will continue in effect until terminated by either party upon 60 days advance written notice to the other party.

Transfer Agency, Shareholder Servicing and Fund Accounting Services
-------------------------------------------------------------------

                  BISYS Fund Services Ohio, Inc. ("BISYS Fund Services Ohio, Inc." or the "Transfer Agent") serves as transfer agent and dividend disbursing agent for the Funds pursuant to the Transfer Agency Agreement dated January 1, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records; processing Shareholder purchase, exchange and redemption orders; processing transfers and exchanges of Shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of Shareholders of record and is reimbursed for out-of-pocket expenses.

                  In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated January 1, 1994. BISYS Fund Services Ohio, Inc. receives a fee from each Fund for such services based upon the total assets in that Fund. Under such Agreement, BISYS Fund Services Ohio, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

                  Pursuant to a Shareholder Servicing Agreement, BISYS Fund Services provides administrative services to shareholders. Such services include changing dividend options, account designations, and addresses; administering shareholder records; transmitting and receiving funds in connection with shareholder orders; and providing other account administration services. The maximum aggregate fee for such services shall not exceed on an annual basis 0.25% of a Fund's average daily net assets.

Auditors
--------

                  PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the independent accountants for the Company.

Legal Counsel
-------------

                  Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as counsel to the Company.


                             ADDITIONAL INFORMATION

Description of Shares
---------------------

                  The Company was organized on September 30, 1993 as a Delaware business trust. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are shares of beneficial interest, with a par value of $.01 per share. The Company presently has three separate investment portfolios (or series) of Shares. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

                  Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective

Funds, of any general assets not belonging to any particular Fund that are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Company voting without regard to Fund.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

                  As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------

                  TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

                  To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

                  As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

                  DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. Shareholder as ordinary income. A portion of either the Growth Fund's or the International Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. It is also possible that a portion of the income earned by the Income Fund may be in the form of dividends from fixed income preferred stock investments. Therefore, a portion of that Fund's income may also be eligible for the corporate dividends-received deduction.


                  Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to Shareholders as long-term capital gains regardless of how long the Shareholder has held a Fund's Shares, and are not eligible for the dividends-received deduction. For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

                  ORIGINAL ISSUE DISCOUNT SECURITIES. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

                  OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

                  Certain options in which a Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

                  Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

                  Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

                  Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

                  The diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options.


                  CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


                  MUNICIPAL OBLIGATIONS. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of Shareholders. In order to avoid the payment of federal income and excise tax, the Fund may be required to distribute such income to Shareholders, to whom it will be taxable.

                  OTHER INVESTMENT COMPANIES. It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

                  FOREIGN CURRENCY GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                  PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

                  A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

                  SALE OF SHARES. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

'
                  FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                  BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

                  FOREIGN SHAREHOLDERS. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                  OTHER TAXATION. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

                  Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Calculation of Performance Data
-------------------------------

                  YIELD CALCULATIONS. As summarized in the Prospectus of the Funds under the heading "PERFORMANCE INFORMATION", yields of each of the Funds will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      a-b     6
                        Yield = 2  [( --- + 1) -1]
                                      cd

Where:            a        =        dividends and interest earned during the
                                    period.

                  b        =        expenses accrued for the period (net of
                                    reimbursements).

                  c        =        the average daily number of Shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                  d        =        maximum offering price per share on the last
                                    day of the period.

                  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


                  For the 30-day period ended December 31, 1998, the yield for the Income Fund was 4.81%.


                  During any given 30-day period, the Adviser or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

                  TOTAL RETURN CALCULATIONS. As summarized in the Prospectus of the Funds under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                      ERV
Average Annual Total Return   =     [(---)to the 1/nth power-1]
                                       P

Where:      ERV               =     ending redeemable value at the end of the
                                    period covered by the computation of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the period.

            P                 =     hypothetical initial payment of $1,000.

            n                 =     period covered by the computation, expressed
                                    in terms of years.

                  The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                      ERV
Average Total Return          =     [(---)-1]
                                       P

Where:      ERV               =     ending redeemable value at the end of the
                                    period covered by the computation of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the period.

            P                 =     hypothetical initial payment of $1,000.

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


                  The average annual total return for the Growth Fund for the one year period ended December 31, 1998, was 2.07% assuming the deduction of the maximum contingent deferred sales charge of 4% at the end of the period, and was 5.96% assuming that the maximum contingent deferred sales charge had not been deducted. The average annual total return for the Income Fund for the one year period ended December 31, 1998, was 3.29% assuming the deduction of the maximum contingent deferred sales charge of 4% at the end of the period, and was 7.29% assuming that the maximum contingent deferred sales charge had not been deducted. The average annual total return for the International Fund for the one year period ended December 31, 1998 was 19.98% assuming the deduction of the maximum contingent deferred sales charge of 4% at the end of the period, and 23.98% assuming that the maximum contingent deferred sales charge had not been deducted.

                  With respect to the Growth Fund and the Income Fund, based upon the period beginning with each Fund's commencement of operations (January 4, 1994) through December 31, 1998, the average annual total return for the Growth Fund was 16.15% and for the Income Fund was 5.72%, assuming that the applicable contingent deferred sales charge had been deducted upon redemption at the end of the period indicated. Assuming that the applicable contingent deferred sales charge had not been deducted upon redemption at the end of the period indicated, the average annual total return for the Growth Fund for this period was 16.26% and for the Income Fund was 5.88%.

                  With respect to the Growth Fund and the Income Fund, based upon the period beginning with each Fund's commencement of operations (January 4, 1994) through December 31, 1998, the aggregate total return for the Growth Fund was 110.97% and for the Income Fund was 31.96%, assuming that the applicable contingent deferred sales charge had been deducted upon redemption at the end of the period indicated. Assuming that the applicable contingent deferred sales charge had not been deducted upon redemption at the end of the period indicated, the aggregate total return for the Growth Fund was 111.97% and for the Income Fund was 32.96%.

                  With respect to the International Fund, based upon the period beginning with the Fund's commencement of operations (April 1, 1997) through December 31, 1998, the aggregate total return was 27.91% assuming that the applicable contingent deferred sales charge had been deducted upon redemption at the end of the period indicated. Assuming that the applicable contingent deferred sales charge had not been deducted upon redemption at the end of the period indicated, the aggregate total return for the International Fund was 31.91%.


                  Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

                  DISTRIBUTION RATES. Each of the Funds may from time to time advertise current distribution rates in supplemental sales literature. Such rates are calculated in accordance with the method disclosed in the Prospectus.

Performance Comparisons
-----------------------

                  Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc., (a widely recognized independent service which monitors the performance of mutual funds). Comparisons may be made to the Domini Social Index, an index representing 400 companies that meet standards for corporate social responsibility as determined by Kinder, Lyndenberg, Domini & Company Inc., a firm specializing in providing research on corporations' social responsibility profiles. Comparisons may also be made to indices or data published in the following national financial publications:
IBC/Donoghue's Money Fund Report, Ibottson Associates of Chicago,

Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

                  From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of the Adviser or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

                  From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment adviser including, but not limited to, (i) descriptions of the adviser's operations, (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the adviser's operations.

                  From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

                  Current yields or total returns will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. A Fund's performance is a function of its quality, composition and maturity, as well as expenses allocated to the Fund.

Principal Shareholders
----------------------


                  As of April 7, 1999, no persons or entities owned beneficially or of record 5% or more of any Funds' outstanding shares, except: (1) Mennonite Mutual Aid Association,

P.O. Box 483, Goshen, Indiana 46527, which owned of record 8.8% of the Income Fund and 7.5% of the International Fund; (2) The Mennonite Foundation, Inc., P.O. Box 483, Goshen, Indiana 46527, which owned of record 22.6% of the Income Fund; (3) the Mennonite Retirement Trust, P.O. Box 483, Goshen, Indiana 46527, which owned of record 31.1% of the International Fund, and (4) Charles Schwab which owned of record 9.0% of the International Fund.


Miscellaneous
-------------

                  The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a Fund within the Company or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

                  Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10% of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

                  The Company is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Company.

                  The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

                  The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.


                              FINANCIAL STATEMENTS


                  Financial Statements for the Funds, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, dated February 11, 1999, are included in the Funds' Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information. Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this Statement of Additional Information.

                                    APPENDIX


Commercial Paper Ratings
------------------------

                  A Standard & Poor's Corporation ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to posses extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                  "B" - Issue has only a speculative capacity for timely payment.

                  "C" - Issue has a doubtful capacity for payment.

                  "D" - Issue is in payment default.

                  Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps Credit Rating Co. ("Duff & Phelps") for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

                  "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "Duff-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "Duff 4" - Debt possesses speculative investment characteristics.

                  "Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch Investors Service, Inc. ("Fitch") short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                  Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by a strong capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" - Obligations capacity for timely repayment is susceptible changes in business, economic, or financial conditions.

                  "C" - Obligations have an inadequate capacity to ensure timely repayment.

                  "D" - Obligations have a high risk of default or are currently in default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

                  The following summarizes the ratings used by S&P for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC," and "C" - Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in default, and payment of interest and/or repayment of principal is in arrears.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing, "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

                  The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with divided arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB," "B," "CCC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; nonUnited States banks;

and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

                  "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC" - These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.